CORPORATE OVERVIEW May 4, 2020 Exhibit 99.2

SAFE HARBOR & OTHER CAUTIONARY NOTES This presentation has been prepared by Power Solutions International, Inc. (PSI) for investors, solely for informational purposes. The information contained in this presentation does not purport to be all-inclusive or to contain all of the information a prospective or existing investor may desire. All of the financial information and other information regarding PSI contained in this presentation (including any oral statements transmitted to the recipients of this presentation) is qualified in its entirety by PSI’s filings with the Securities and Exchange Commission (SEC), including the financial statements and other financial disclosure contained in those filings. PSI makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation (including any oral statements transmitted to the recipients of this presentation). This presentation (including any oral statements transmitted to the recipients of this presentation) contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities.  These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.   The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: management’s ability to successfully implement the Audit Committee’s remedial recommendations; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters; the ability of the Company to accurately budget for and forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain to source products; the impact of the investigations being conducted by the SEC, and the criminal division of the United States Attorney’s Office for the Northern District of Illinois and any related or additional governmental investigative or enforcement proceedings; any delays and challenges in recruiting key employees consistent with the Company’s plans; the impact the coronavirus pandemic could have on the Company’s business and financial results; any negative impacts from delisting of the Company’s Common Stock from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s subsequent filings with the SEC.   The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT PSI

“ PSI’s MISSION: Solving Power Challenges of Global Equipment Manufacturers Through High-Quality, Innovative Products

POWERING LEADING EQUIPMENT MANUFACTURERS GLOBALLY

OVERVIEW Approximately 900 Employees Leading Worldwide Manufacturer of Engines Produced 1,000,000 engines historically Wide range of engines: 27 different displacements ranging from 1L to 53L Approximately 1,000,000 sq. ft. manufacturing footprint, with headquarters in Wood Dale, IL OTC Pink: PSIX Founded in 1985 Public listing in 2011 2019 SALES End Market Geography SALES $ in millions

ADVANCED FACILITIES

- Dedicated R&D & Engineering Facility
- Automotive Grade High-Volume Production Lines
- State-of-the-Art Machining Center
- Advanced Testing Laboratory
- Approximately 1,000,000 sq. ft.


PSI

PSI Corp. HQ & Engine Dress Facility
201 Mittel Dr.
Wood Dale, IL
261,000 sq. ft.



PSI Machining & Engine Build Facility
101 Mittel Dr.
Wood Dale, IL
105,000 sq. ft.



PSI R+D, Engineering & HD Assembly Facility
1465 Hamilton Pkwy.
Itasca, IL
198,000 sq. ft.



PSI R+D, Vehicle Integration Facility
32505 Industrial Dr.
Madison Heights, MI
40,000 sq. ft.



PSI Energy Packaging Facility
448 W. Madison St.
Darien, WI
200,000 sq. ft.



PSI Engine Development Center
7850 S. Grant St.
Burr Ridge, IL
22,400 sq. ft.



PSI Materials & Warehousing
6450 Muirfield Dr.
Hanover Park, IL
160,400 sq. ft.

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ENGINE DEVELOPMENT CENTER Acquired in 2018 Located near Illinois headquarters Increase speed to market response Industry leading engine testing In-house EPA & CARB certified test cell operation

TECHNOLOGIES & TALENT Leading Talent Advanced Engineering Disciplines Industry-Leading Application Knowledge Strategic Partnerships Approximately 900 Employees Innovative Technologies PSI Proprietary Controls Certified, Low-Emission Solutions (EPA, CARB Certifications) Fuel-Flexible Systems: Natural Gas, Propane, Gasoline, Diesel

MANUFACTURING & ENGINE CAPABILITIES Complete Range APPLICATION ENGINEERING & INTEGRATION TESTING & VALIDATION CALIBRATION & EMISSIONS ENGINE DESIGN & ENGINEERING MATERIAL OPTIMIZATION & SIMULATION SPECIALIZED MACHINING ADVANCED MANUFACTURING POWERTRAIN ASSEMBLY & KITTING COMPLETE ENGINE SIMULATION COOLING PACKAGE DEVELOPMENT TURBO & FUEL SYSTEMS ELECTRONICS, SOFTWARE & CONTROLS

EXPANSIVE PRODUCT LINE

Powering Global Transportation, Energy & Industrial OEMs

TRANSPORTATION



Engine Displacements
6.0L, 8.8L

Fuel Types
Propane, Natural Gas, Gasoline

Integration
Transmissions & Tanks

Horsepower Range
293 hp – 345 hp

Torque Range
317 lb-ft – 565 lb-ft

ENERGY



Engine Displacements
Ranging from 2.0L to 53L

Fuel Types
Propane, Natural Gas, Wellhead Gas, Diesel

Electrical Power Range
20 kWe – 1650 kWe

Mechanical Power Range
26 kWm – 1850 kWm

INDUSTRIAL



Engine Displacements
Ranging from 1.0L to 8.8L

Fuel Types
Propane, Natural Gas, Gasoline, Diesel

Horsepower Range
28 hp –245 hp

Torque Range
43 lb-ft – 503 lb-ft

Mechanical Power Range
19 kWm –1850 kWm

TECHNOLOGY

mastertrak® ADVANCED TELEMATICS SOLUTIONS

PULSE CONTROLS & FUEL SYSTEMS

AUTO CLUTCH™ Industrial Spring Loaded PTO

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WEICHAI COLLABORATION A Global Partner

PSI & WEICHAI HISTORY & MILESTONES

WEICHAI

PSI POWER SOLUTIONS INTERNATIONAL

WEICHAI

- **1946** – Originally Established in Weihai City
- **1953** – Weifang Diesel Engine Factory Established
- **1984** – Introduced the Heavy-duty engine
- **2004** – Weichai Power listed in Hong Kong
- **2007** – Weichai Power listed in Shenzhen stock market
- **2009** – M&A Baudouin in France & Establishing Shandong Heavy Industry Group
- **2012** – M&A of Ferretti Group, KION Group and Linde Hydraulic
- **2016** – Strategic collaboration with DEMATIC

PSI POWER SOLUTIONS INTERNATIONAL

- **1985** – Formation of Power Great Lakes, Inc.
- **1996** – Power Solutions Inc. (PSI) established as global distributor of GM industrial engines – Gas Product scope
- **2011** – PSI goes public. PSIX launched as an APO. PSIX is sold over the counter
- **2014** – Acquisition of 3PI
- **2015** – Acquisition of Buck's Engines, PowerTrain Integration and Bi-Phase

Strategic collaboration between PSI & Weichai

2017

- **2018** – PSI acquires its Engine Development Center in Burr Ridge, IL; Certifies 32-liter and 40-liter natural gas engines with EPA
- **2019** – 53-liter natural gas engine certified with EPA; 20-liter, 40-liter, 53-liter diesel engines receive EPA certification for emergency standby

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Major Facility Snapshot: Shanghai – Engine Machining and R&D Weifang – High-Speed Engine & Vehicle Machining and R&D Chongqing – Medium/ High-Speed Engine & MVP R&D Xi’an – HD Truck & HD Transmission Box R&D Wiesbaden, Germany – Forklift & Hydraulics R&D Forli, Italy – Luxury Yachts R&D Marseilles, France – Marine Engine R&D Chicago, IL – Natural Gas Technology R&D Yangzhou – Bus & Low-Power Engine R&D EXPANDED GLOBAL BUSINESS FOOTPRINT Weichai has operations in 55 Countries with 500 Authorized Service Centers Worldwide

PRODUCT SYNERGIES Our collective product portfolio offers the most competitive and complete engine and power range available across all applications 32L 40L 53L 65L Transportation Weichai has a large market share in Asia, for which it develops and manufactures thousands of commercial vehicle engines annually PSI can access significant manufacturing space in Asia Industrial Industrial applications being introduced into the Asian material handling market Weichai Cost Reduction Opportunities Access to state-of‐the‐art foundries and machining facilities Sourcing of block and head casting & machining Potential manufacturing and global supply chain opportunities Energy/Power Generation 32L and 40L base engines EPA certified in 2018 and 53L certified in 2019 for North American market (Gas) 20L, 40L, and 53L EPA emergency standby certified in 2019 (Diesel) 65L planned for North America (Gas) 10L, 13L, and 17L diesel engines in development for North American market Launching 4.5L, 6.7L, 10L, 13L, 17L, and 20L NG engines for standby and prime markets (4.5L/6.7L also serve industrial applications) The new engines expand our addressable market for power generation products from less than $1 billion in 2018 to an expected addressable market of between $3 billion and $4 billion by 2023

ENERGY Powering the Future

ENERGY MARKETS & CUSTOMERS Our Customers/End Users Markets Oil & Gas Telecommunications Data Centers Medical Office & Commercial Utility & Water Treatment Growth opportunities across various markets driven by several factors (e.g., aged electric grid, power outage activity, growth of intermittent sources of energy, utility curtailment incentives, increased regulations in healthcare facilities, increased growth rate of natural gas installations compared to diesel, and datacenter electrical usage growth)

APPLICATION/MARKET GROWTH OPPORTUNITIES The growth of intermittent sources of energy, such as wind and solar, is driving increased demand for generators, microgrids and demand response equipment Sources: Global Market Insights, Navigant Research, imarc, technavio Diesel Generator Market Size The global diesel generator market was valued at over $13 billion in 2018 and is projected to reach over $20 billion by 2025 Combined Heat & Power (CHP) The global combined heat and power (CHP) market is poised to grow by 125 GW during 2018-2023 at CAGR of nearly 3%. Microgrids The global microgrid market was worth $19 billion in 2018. The market is further projected to cross $36 Billion by 2024, at a CAGR of around 10.9% during 2019-2024. Demand Response Global demand response capacity is expected to grow from nearly 39 GW in 2016 to 144 GW in 2025. STANDBY / EMERGENCY MICROGRIDS DEMAND RESPONSE / PEAK SHAVING OIL & GAS POWER COMPRESSION Prime/Continuous Operation - Main Source of Power, Designed to Run Continuously or Extended Periods of Time Back up power when utility electricity is unavailable A scaled electrical grid that can work on or off utility grid Economically driven use of an alternative electrical source other than the utility grid Compression technologies are at the heart of many critical processes in the oil, gas and power industries

NATURAL GAS ENERGY GROWTH Sources: Diesel Progress September 2019; Forbes – December 6, 2019; Research Nester; GE Reports (12/5/18); EIA.gov (4/5/2019) Natural Gas Energy Market Dynamics Cleaner than diesel; Not subject to the transportation limitations that diesel has during times of extreme weather Global natural gas generator market totaled $4.6 billion in 2016 and is expected to increase to $8.5 billion by the end of 2024. More than 1,500 GW of new gas-fired generation capacity is expected to be added to global power networks by 2040. By 2040 installed electric capacity across the world is expected to reach 12,480 GW – 22 percent of which will be supplied by natural gas, the most of any single fuel source. Abundant and reliable supply. Natural gas gensets are gaining market share versus diesel

ENERGY ENGINE PORTFOLIO – GAS


2.4L
3.0L
PSI
4.3L
PSI
NEW
4.5L
5.7L
GM
NEW
6.7L
8.1L
DOOSAN
8.8L
PSI
NEW
10L
11.1L
DOOSAN
NEW
13L
14.6L
DOOSAN
18.3L
DOOSAN
NEW
17L
NEW
20L
21.9L
DOOSAN
NEW
32L
NEW
40L
NEW
53L
PLANNED
65L

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ENERGY ENGINE PORTFOLIO – DIESEL PLANNED 65L DIESEL NEW 53L DIESEL NEW 40L DIESEL PLANNED 10L DIESEL NEW 20L DIESEL PLANNED 17L DIESEL PLANNED 13L DIESEL

GAS PRODUCT EXPANSION <150kWe 8.8L

GAS PRODUCT EXPANSION >500kWe

DIESEL PRODUCTS ADDITION

POWER GENERATION OPPORTUNITY TODAY & FUTURE Weichai Gas & Diesel Engine Platforms Open Power Generation Market Significantly * Power generation market opportunity projections are based on internal estimates and data from Power Systems Research 2018 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-22L ESTIMATED 2023 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-65L, Diesel Engines 10L-65L $3B-$4B Market Opportunity <$1B Market Opportunity

TRANSPORTATION Powering the Road Ahead

PSI TRANSPORTATION MARKETS & CUSTOMERS Propane & Gasoline EUROVAN & TRANSIT CHASSIS & OEM UTILITY RV RECENT EXPERIENCE FUTURE OPPORTUNITIES

TRANSPORTATION MARKET China Market U.S./North America Market Source: School Bus Fleet (School Bus Sales Report - 2019), CAAM/PiperJaffray (9/24/19), KeyBank Research, (2/23/20), carsalesbase.com, trailer-bodybuilders.com; Internal estimates SCHOOL BUS CLASS 5-7 TRUCK CLASS 2-4 TRUCK/VAN (Class 3-4: 321,260) 45,321 281,000 2,741,422 MEDIUM-DUTY TRUCK SMALL BUS 177,772 340,156

SCHOOL BUS MARKET Strong Gasoline & Propane Growth, Industry-Leading Customers, Significant Engine Market Opportunity Sources: School Bus Fleet (School Bus Sales Report - 2019); Blue Bird investor presentation January 2019; School Bus Fleet (7/25/16), Icbus.com; Blue Bird press release on 12/11/19; Internal Estimates Total Units By Class 2019: 45,321 “C” & “D” Units 2019: 35,603 “C” 31,876 “A” 9,718 “D” 3,727 THOMAS IC BUS BLUE BIRD 2015 Trends and Future Outlook Diesel 92% Alt. Fuels 8% Diesel 60-65% Alt. Fuels/ Gasoline 35-40% PSI Customers NORTH AMERICA Bus Sales (units) & Market Share PSI is the Exclusive Supplier of Propane and Gasoline Engines to IC Bus and Provides Propane Engine Option to Thomas Built Buses NOISE. Propane & gasoline vehicles are noticeably quieter than diesel. COST. Very competitive total cost of ownership versus diesel. Easier and less costly to maintain. ENVIRONMENT. Propane vehicles can reduce lifecycle GHG emissions by nearly 13%. INCENTIVES. VW Mitigation Funds. SCHOOL BUS MARKET Alt. fuels continue to gain market share versus diesel; Blue Bird at 48% alt. fuel mix in FY19

FILLING THE GAP


6.0L
8.8L

<2L Engines	AUTOMOTIVE ENGINE GAP		+10L Engines
Class 1 – 2 Passenger Vehicles	Class 2 – 4 Light Duty Truck & Bus	Class 4- 7 Medium Duty Truck & Bus	Class 8 Heavy Duty Truck & Bus

AUTOMOTIVE ENGINE DOWNSIZE OR ELIMINATION DUE TO HYBRIDIZATION OR ELECTRIFICATION

- Major Automotive OEMs including General Motors, Ford, Mitsubishi and others are moving into electrification and hybridization, which eliminates completely, or utilizes, smaller combustion engines
  - Emission regulations like the current standard, the Corporate Average Fuel (CAFÉ) standard, for passenger cars and light trucks are expected to increase to 40.3 to 41.0 MPG by model year 2021, and Greenhouse Gas emission (GHG) will require 163 grams/mile of CO_2 in model year 2025. (Source: Transportation.gov)
- Newer automotive engines utilize lighter aluminum block, direct injection technologies that are not nearly as commercially viable as current engines and lack the power required for certain applications
- This shift leaves a potential gap in the market of 80,000 to 100,000 engines annually
- PSI's mature product line that includes 6.0L and 8.8L engines can address portions of the transportation, energy and industrial product markets that require these engines since they will no longer be served by the major OEMs

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INDUSTRIAL Powering Productivity

INDUSTRIAL MARKETS & CUSTOMERS OIL & GAS COMPRESSION/ OIL LIFTS FORKLIFT AERIAL WORK PLATFORM ARBOR CARE UTILITY VEHICLE SWEEPERS /SCRUBBER ICE RESURFACING OTHER INDUSTRIAL

INDUSTRIAL ENGINE PORTFOLIO



0.998L
20L/24L
3.0L
PSI
4.3L
PSI
NEW
4.5L
WEICHAI
5.7L
NEW
6.7L
WEICHAI
8.1L
DOOSAN
8.8L
PSI
NEW
10L
WEICHAI
11.1L
DOOSAN
NEW
13L
WEICHAI
14.6L
DOOSAN
18.3L
DOOSAN
NEW
17L
WEICHAI
NEW
20L
WEICHAI
21.9L
DOOSAN
NEW
32L
WEICHAI
NEW
40L
WEICHAI
NEW
53L
WEICHAI

33

FINANCIAL UPDATE NEXT STEPS BUSINESS OBJECTIVES

CAPITAL STRUCTURE OVERVIEW *Based on 22,857,602 shares outstanding as of 4/22/20 and information contained in various SEC filings. Weichai America Investment Investment of $60 million of equity in PSI on 3/31/17 Warrant exercise on 4/23/19 for approximate proceeds of $1.6 million Debt Overview $130 Million Senior Secured Revolving Credit Facility with Standard Chartered closed on April 2, 2020 Maturity of 3/26/21, optional 60 day extension LIBOR + 2% or Base Rate (as defined in the Credit Agreement) Borrowings of $130 Million at April 29, 2020; Cash of more than $45 million Amounts above reflect net positive cash impact from customer prepayments of approximately $12 million In concert with Weichai, PSI plans to work with Standard Chartered as it develops a long-term plan for its capital structure

2019 FINANCIAL RESULTS – SALES/GROSS MARGIN GROSS MARGIN 2019 sales reflects growth across energy (+$37.1m) and transportation (+$34.0m) end markets, partly offset by lower industrial end market sales (-$21.1m) Includes approximately $30 million of transportation sales associated with the shipment of certain engines at the request of one of the Company’s customers in the fourth quarter of 2019 that were originally scheduled for the first half of 2020 2019 gross profit up by $41.1m due to higher sales, favorable mix, strategic pricing actions, lower warranty costs, and operational productivity improvements For 2019, warranty costs of $10.1m (net of supplier and insurance recoveries of $3.0m), including $2.7m of charges for adjustments to pre-existing warranties, declined by $8.5m as compared to 2018 warranty costs of $18.6m (net of supplier recoveries of $1.1m), including $3.8m of charges for adjustments to pre-existing warranties Gross margin improvement of 6.5 percentage points SALES $ in millions

2019 FINANCIAL RESULTS – EPS/ADJUSTED EPS AND ADJUSTED EBITDA ADJUSTED EBITDA* In addition to sales growth and significant gross margin improvement, 2019 GAAP net income and earnings per common share (EPS) were also favorably impacted by the following items: SG&A expenses decreased by $5.5m, largely attributable to a decrease of $9.1 million in the amount of incremental financial reporting and government investigation expenses, $2.1m of lower key employee retention program expenses, $0.2m of lower strategic alternatives and strategic review expenses, and $0.2m of lower stock-based compensation. These decreases were partly offset by higher wages, benefits and inventive compensation expense. Also, the Company incurred $2.0m of higher severance and post-employment costs in 2019 R&D expenses, asset impairment charges, and amortization decreased by $3.7m, $2.2m, and $1.4m, respectively Loss from change in value and exercise of warrants declined by $9.0m 2019 GAAP net income of $8.2m versus a net loss of $54.7m in 2018 2019 Adjusted net income improved to $28.1m from an Adjusted net loss of $13.8m in 2018* 2019 Adjusted EBITDA improved to $45.2m versus $4.2m in 2018* EPS/ADJUSTED EPS* $ in millions *See reconciliation of Non-GAAP later in the presentation

UPDATE - NEXT STEPS/OUTLOOK Filed Form 10-K on 5/16/19: Covers restated financials for the full years of 2014 and 2015, and Q1 of 2016, in addition to the audited financial statements for 2016 and 2017; Form 10-K covering full year 2018 financials filed on 12/27/19 Filed Form 10Qs (covering Q1-Q3 2019) and Form 10-K covering 2019 financials on 5/4/20; PSI is now current with all of its filings Numerous changes and improvements have been made across the organization since 2017 New management team and key hires: CEO; CFO; Corporate Controller; Chief Technical Officer; Chief Commercial Officer; VP, Internal Audit; Director of Accounting 6 of 7 new board members, including new audit committee Updated policies and implemented a comprehensive internal control program Accounting and finance focus Focused on filing Form 10-Q for Q1 2020 Company plans to seek relisting on national exchange Remediation of internal controls In concert with Weichai, PSI plans to work with Standard Chartered as it develops a long-term plan for its capital structure

UPDATE - NEXT STEPS/OUTLOOK Projected sales and profitability for 2020 expected to be substantially lower than 2019 levels Impact from COVID-19 pandemic and the related historic decline in oil prices Q4 2019 acceleration of approximately $30 million of transportation end market sales from 2020 Industrial end market headwinds Aggressively developing contingency plans to mitigate the negative impact of these factors Reviewing operating expenses Prioritizing certain R&D investments in support of the Company's long-term growth objectives Implementation of temporary cost reduction measures designed to mitigate the operating and financial impact of COVID-19 pandemic on the business, including, a reduction in hours of operations of the Company’s production facilities, reduced pay for salaried employees (between 10-30%), and suspension of 401(k) plan match, among others Measures regarding pay and 401(k) plan match began as of April 16, 2020 and are anticipated to run through June 30, 2020, at which time the Company will assess market conditions Expecting lower selling, general and administrative expenses in 2020 versus 2019 reflective of a further decline in the amount of incremental financial reporting and government investigation expenses and the impact of cost savings actions

Streamlining of Business Processes Review and identify cost reductions throughout the organization Enhanced controls and monitors across major spend areas Warranty Expense Mitigation Efforts Developing reimbursement/commercial remedies from key suppliers, where applicable Continued evaluation and improvement of engineering validation and reliability programs for products and applications Continued investments in technology to further enhance tools and processes. Improve Profitability Plan focused on review of customer and product portfolio (multi-year effort) Strategic price increases Product redesign Re-sourcing of certain components Strategic assessment of certain areas where profitability does not meet established thresholds Improve manufacturing efficiency Enhance working capital efficiency Opportunities to further increase inventory focus BUSINESS OBJECTIVES

Strengthen Business through Optimization of Business Systems and Technology Reimplementation of ERP system Supports efforts to remediate internal controls, improve processes, drive greater operational efficiencies and provide better and timelier decision making across the organization Capitalize on Key Market Trends Growth of intermittent sources of energy and aged electric grid are driving demand for generators/demand response equipment/microgrids Increasingly stringent regulations and growing efforts to reduce emissions Growth in e-commerce activity BUSINESS OBJECTIVES CONTINUED Grow the Business in the Highest Return on Investment Areas Dedicating significant R&D resources and invested in the recruitment of key management, sales and operations staff to support development and sales of higher margin, heavy-duty engines for the energy markets Leverages relationship with Weichai Obtained EPA approval for 32L, 40L and 53L gas engines and EPA emergency standby certification for 20L, 40L, and 53L diesel engines; Development and launch plans for other engines Total addressable market within power generation expands from less than $1 billion in 2018 to an expected $3-$4 billion by 2023 Allows us to serve a greater portion of the demand response, microgrid, combined heat and power (CHP) and oil and gas markets, while supporting the expansion of the range of customers

NON-GAAP RECONCILIATION Non-GAAP Financial Measures In addition to the results provided in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) above, this presentation also includes non-GAAP (adjusted) financial measures. Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP financial measures should be considered in conjunction with the consolidated financial statements, including the related notes, and Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Form 10-K for the year ended December 31, 2019. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated below. The Company believes that Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA provide relevant and useful information, which is widely used by analysts, investors and competitors in its industry as well as by the Company’s management in assessing the performance of the Company. Adjusted net income (loss) is defined as net income as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance. Adjusted earnings (loss) per share is a measure of the Company’s diluted net earnings (loss) per share adjusted for the impact of special items. EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes. Adjusted EBITDA further excludes the effects of other non-cash and certain other items that do not reflect the ordinary earnings of the Company’s operations.   Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA are used by management for various purposes, including as a measure of performance of the Company’s operations and as a basis for strategic planning and forecasting. Adjusted net income (loss), Adjusted earnings (loss) per share, and Adjusted EBITDA may be useful to an investor because these measures are widely used to evaluate companies’ operating performance without regard to items excluded from the calculation of such measures, which can vary substantially from company to company depending on the accounting methods, the book value of assets, the capital structure and the method by which the assets were acquired, among other factors. They are not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with U.S. GAAP. Non-GAAP Financial Measure Comparable GAAP Financial Measure Adjusted net income (loss) Net income (loss) Adjusted earnings (loss) per share Earnings (loss) per common share - diluted EBITDA Net income (loss) Adjusted EBITDA Net income (loss)

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net income (loss) to Adjusted net income (loss): (in thousands)For the Year Ended December 31,20192018Net income (loss)$8,248$(54,726)Changes in value of warrants 11,35210,400Stock-based compensation 29881,229Asset impairment charges 312,234Key employee retention program 44222,567Strategic alternatives and strategic review expenses 5—247Severance 61,995—Incremental financial reporting and government investigation expenses 715,10624,229Adjusted net income (loss)$28,112$(13,820)

NON-GAAP RECONCILIATION The following table presents a reconciliation from Earnings (loss) per common share – diluted to Adjusted earnings (loss) per share: For the Year Ended December 31,20192018Earnings (loss) per common share – diluted$0.38$(2.94)Changes in value of warrants 10.060.56Stock-based compensation 20.050.07Asset impairment charges 3—0.12Key employee retention program 40.020.14Strategic alternatives and strategic review expenses 5—0.01Severance 60.09—Incremental financial reporting and government investigation expenses 70.701.30Adjusted earnings (loss) per share – diluted$1.30$(0.74)Diluted shares (in thousands)21,53018,585

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net income (loss) to EBITDA and Adjusted EBITDA: (in thousands)For the Year Ended December 31,20192018Net income (loss)$8,248$(54,726)Interest expense7,8717,628Income tax expense409169Depreciation5,1615,196Amortization of intangible assets3,6385,008EBITDA25,327(36,725)Changes in value of warrants 11,35210,400Stock-based compensation 29881,229Asset impairment charges 312,234Key employee retention program 44222,567Strategic alternatives and strategic review expenses 5—247Severance 61,995—Incremental financial reporting and government investigation expenses 715,10624,229Adjusted EBITDA$45,191$4,181

NON-GAAP RECONCILIATION Amounts consist of changes in the value, including the impact of the exercise in April 2019, of the Weichai Warrant. Amounts reflect non-cash stock-based compensation expense (2019 and 2018 amounts excludes $0.3 million and $1.4 million, respectively, associated with the retention programs, see note 4 below). Amount in 2018 primarily reflects impairment of developed technology assets acquired from AGA Systems, LLC as discussed further in Item 8. Financial Statements and Supplementary Data, Note 5. Goodwill and Other Intangibles within the Company’s Form 10-K for the fiscal year ended December 31, 2019.  Amount represents incremental compensation costs (including $0.3 million and $1.4 million in 2019 and 2018, respectively, of stock-based compensation) incurred to provide retention benefits to certain employees. Represents professional services expenses incurred in connection with the evaluation of strategic alternatives and financing options. Amounts represent severance and other post-employment costs for certain former employees of the Company. Amounts represent professional services fees related to the Company’s efforts to restate prior period financial statements, prepare, audit and file delinquent financial statements, and remediate internal control material weaknesses as well as fees and reserves related to the SEC and USAO investigations. The amounts exclude $1.2 million and $1.6 million of professional services fees related to the audit of the Company's financial statements and ongoing internal control remediation in 2019 and 2018, respectively.

THANK YOU. 201 Mittel Drive, Wood Dale, IL 60191 630.350.9400 • www.psiengines.com